                                                                    Exhibit 99.1
                             JOINT FILER INFORMATION
Name:                                Verizon Business Network Services Inc.
Address:                             22001 Loudoun County Parkway
                                     Ashburn, VA 20147
Designated Filer:                    Verizon Business Network Services Inc.
Issuer & Ticker Symbol:              General Communication, Inc. (GNCMA)
Date of Event Requiring Statement:   March 12, 2007
                                     By: Randal S. Milch, as Secretary
                                     /s/ RANDAL S. MILCH
                                     ------------------------------
                                     Date:  March 13, 2007
Name:                                MCI Communications Corporation
Address:                             22001 Loudoun County Parkway
                                     Ashburn, VA 20147
Designated Filer:                    Verizon Business Network Services Inc.
Issuer & Ticker Symbol:              General Communication, Inc. (GNCMA)
Date of Event Requiring Statement:   March 12, 2007
                                     By: Randal S. Milch, as Secretary
                                     /s/ RANDAL S. MILCH
                                     -----------------------------
                                     Date:  March 13, 2007
Name:                                Verizon Business Global LLC
Address:                             One Verizon Way
                                     Basking Ridge, NJ 07920
Designated Filer:                    Verizon Business Network Services Inc.
Issuer & Ticker Symbol:              General Communication, Inc. (GNCMA)
Date of Event Requiring Statement:   March 12, 2007
                                     By: Randal S. Milch, as Secretary
                                     /s/ RANDAL S. MILCH
                                     ------------------------------
                                     Date:  March 13, 2007
Name:                                Verizon Communications Inc.
Address:                             140 West Street
                                     New York, NY
Designated Filer:                    Verizon Business Network Services Inc.
Issuer & Ticker Symbol:              General Communication, Inc. (GNCMA)
Date of Event Requiring Statement:   March 12, 2007
                                     By: Marianne Drost, as Secretary
                                     /s/ MARIANNE DROST
                                     ------------------------------
                                     Date:  March 13, 2007